ALIGN TECHNOLOGY, INC.

FIFTH AMENDMENT
TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of January 31, 2017 and entered into by and among Align Technology, Inc., a Delaware corporation ("Borrower") and Wells Fargo Bank, National Association ("Bank").

RECITALS

WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement dated as of March 22, 2013 (as amended, the "Credit Agreement"), by and between Borrower and Bank. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes as set forth below.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

The “Maturity Date” as defined in the Section entitled “LINE OF CREDIT” is hereby amended to March 22, 2018.

Section 2. CONDITIONS TO EFFECTIVENESS

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Fifth Amendment Effective Date"):

A.     On or before the Fifth Amendment Effective Date, Borrower shall deliver to Bank executed copies of this Amendment, dated the Fifth Amendment Effective Date.

B. Bank shall have executed this Agreement.

C.     On or before the Fifth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Bank and its counsel shall be satisfactory in form and substance to Bank and such counsel, and Bank and such counsel shall have received all such counterpart originals or certified copies of such documents as Bank may reasonably request.

Section 3. BORROWER'S REPRESENTATIONS AND WARRANTIES

In order to induce Bank to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to Bank that the following statements are true, correct and complete:

A.     Legal Status. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement")

B.     Authorization and Validity. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower, and this Amendment and the Amended Agreement are the legally valid and binding agreements and obligations of Borrower or the party which executes the same, enforceable against Borrower or the party which executes the same in accordance with their respective terms.

C.     No Violation. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Agreement do not and will not violate any provision of any law or regulation, or contravene any provision of the Articles of Incorporation or By-Laws of Borrower, or any of its Subsidiaries or result In any breach of or default under any contract, obligation, indenture or other instrument to which Borrower is a party or by which Borrower or any of its Subsidiaries may be. bound.

D.     Incorporation of Representations and Warranties From Loan Documents. The representations and warranties contained in the Credit Agreement and in the other Loan Documents are and will be true and correct in all material respects (except for any such representation or warranty that is qualified by materiality or reference to a Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) on and as of the Fifth Amendment Effective Date with the same effect as though such representations and warranties were made on and as of that date, except to the extent such representations and warranties specifically relate.to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date (except for any such representation or warranty that is qualified by materiality or reference to a Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date).

E.     Absence of Default. No Event of Default and no Potential Event of Default has occurred and is continuing or exists or will result from the consummation of the transactions contemplated by this Amendment.

Section. 4. MISCELLANEOUS

A.     Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)
On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof', "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof' or words of like import referring to the Credit Agreement shall mean and be a referenced to the Amended Agreement.

(ii)	Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)
The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provisions of, or operate as a waiver of any right, power or remedy of Bank under, the Credit Agreement or any of the other Loan Documents.

B.     Fees and Expenses. Borrower acknowledges that all costs, fees and expenses as described in the Section of the Credit Agreement entitled "MISCELLANEOUS: COSTS, EXPENSES AND ATTORNEYS' FEES" incurred by Bank and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

C.     Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D.     Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

E.     Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same Amendment. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Borrower and Bank and each of the Loan Parties and receipt by Borrower and Bank of written or telephonic notification of such execution and authorization of delivery thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ALIGN TECHNOLOGY, INC.

By:	/S/ Roger E. George
Name:	Roger E. George
Title:	Vice President, Legal and Corporate
General Counsel

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/S/ Charles M. Goldberg
Name:	Charles M. Goldberg
Title:	Senior Vice President

GUARANTORS' CONSENT AND REAFFIRMATION

Each undersigned guarantor of all indebtedness of ALIGN TECHNOLOGY, INC. to WELLS FARGO BANK, NATIONAL ASSOCIATION hereby: (i) consents to the foregoing Amendment; (ii) reaffirms its obligations under its respective Continuing Guaranty; (iii) reaffirms its waivers of each and every one of the defenses to such obligations as set forth in its respective Continuing Guaranty; and (iv) reaffirms that Its obligations under its respective Continuing Guaranty are separate and distinct from the obligations of any other party under the Credit Agreement (as defined in said Amendment) and the other Loan Documents (as defined in the Credit Agreement).

GUARANTORS:

CADENT HOLDINGS, INC.
By:	/S/ Roger E. George
Name:	Roger E. George
Title:	Secretary

CADENT INC.
By:	/S/ Roger E. George
Name:	Roger E. George
Title:	Vice President and Secretary